UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2008

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 7, 2008 BGC Partners, Inc. (the “Registrant”) issued a press release announcing preliminary operating statistics for eSpeed, Inc., the predecessor company to the Registrant prior to the merger on April 1, 2008 of BGC Partners, LLC with eSpeed, Inc. (with eSpeed surviving and being renamed “BGC Partners, Inc.”), for the quarter ended March 31, 2008, as well as certain other preliminary operating statistics for the Registrant for the quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Current Report on Form 8-K and the Exhibit attached to this Current Report on Form 8-K are being furnished under Item 2.02 of Form 8-K. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

In the press release, eSpeed, Inc., on a stand alone basis, uses non-GAAP financial measures of revenues, income before income tax provision, net income and earnings per share to supplement its consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, and to better reflect its quarter-over-quarter and comparative fourth quarter operating performance. To supplement eSpeed’s consolidated financial statements presented in accordance with GAAP and to better reflect eSpeed’s comparative quarter-over-quarter and year-over-year operating performance, eSpeed used non-GAAP financial measures of revenues, net income and earnings per share, which were adjusted to exclude certain expenses and gains. These non-GAAP financial measurements did not replace the presentation of eSpeed’s GAAP financial results but were provided to improve overall understanding of eSpeed’s financial performance. Specifically, eSpeed believes that the non-GAAP financial results provides useful information to both management and investors regarding certain additional financial and business trends relating to eSpeed’s financial condition and results from operations. In addition, eSpeed’s management used these measures for reviewing eSpeed’s financial results and evaluating eSpeed’s financial performance.

eSpeed considered “non-GAAP net operating income” to be after-tax income generated from its continuing operations excluding certain items it considered to be non-recurring or non-core, such as, but not limited to, asset impairments, litigation judgments, costs or settlements, restructuring charges, costs related to potential acquisitions, charitable contributions, insurance proceeds, business partner securities, gains or losses on investments and similar events.

The amortization of patent costs and associated licensing fees (including those made in settlement of litigation) from such patents were generally treated as operating items. Material judgments or settlement amounts paid or received and impairments to all or a portion of such assets were generally treated as non-operating items. Management did not provide guidance of GAAP net income because certain items identified as excluded from non-GAAP net operating income were difficult to forecast.

After the issuance of the press release, the Registrant will no longer report results or provide an outlook based on eSpeed’s former method of calculating non-GAAP results.

Also in the press release, the Registrant uses non-GAAP financial measures of “pre-tax distributable earnings “and “post-tax distributable earnings” as supplemental measures of operating performance that will be used by management to evaluate the performance of BGC Partners and its subsidiaries. Management believes that distributable earnings best reflect the operating cash earnings generated by the Registrant on a consolidated basis and are the earnings which management considers available for distribution to BGC Partners, Inc. and its common stockholders as well as to BGC Holdings units during any period. As compared to “income (loss) from continuing operations before minority interest and income taxes”, “net income (loss) for fully diluted computation,” and “fully diluted earnings per share”, all prepared in accordance with GAAP, distributable earnings calculations exclude expenses which do not involve the receipt or outlay of cash by BGC Partners, and which do not dilute existing stockholders.

Pre-tax distributable earnings are defined as GAAP income (loss) from continuing operations before minority interest and income taxes and exclude the following items:

•	Allocation of net income to founding partners units;

•

Non-cash stock based equity compensation charges, for equity granted or issued prior to the merger of BGC Partners with and into eSpeed, as well as post-merger non-cash, non-dilutive equity-based compensation related to REU conversion;

•	Non-cash undistributed income or non-cash loss from BGC Partners’ equity investments such as Aqua Securities, L.P. (“Aqua”) and ELX Electronic Liquidity Exchange (“ELX”); and

•	Non-cash asset impairment charges, if any.

Since distributable earnings are calculated on a pre-tax basis, management intends to also report “post-tax distributable earnings” and “post-tax distributable earnings per fully diluted share”:

•	Post-tax distributable earnings are defined as pre-tax distributable earnings adjusted to assume that all pre-tax distributable earnings were taxed at the same effective rate as BGC Partners, Inc.

•	Post-tax distributable earnings per fully diluted share are defined as post-tax distributable earnings divided by the weighted average number of fully diluted shares for the period.

In addition to the pro rata distribution of net income to founding partners units and to Cantor Fitzgerald for its minority interest, BGC Partners, Inc. also expects to pay a semi-annual dividend to its stockholders. The amount of all of these payments is expected to be determined using the same definition of distributable earnings. The dividend to stockholders is expected to be calculated based on post-tax distributable earnings allocated to BGC Partners, Inc. and generated over the two consecutive fiscal quarters ending prior to the record date for the dividend.

Distributable earnings is not meant to be an exact measure of cash generated by operations and available for distribution, nor should it be considered in isolation or as an alternative to cash flow from operations or income (loss) for fully diluted computation. Distributable earnings is not necessarily indicative of liquidity or cash available to fund our operations.

Pre- and post-tax distributable earnings are not intended to replace the presentation of BGC Partners, Inc.’s GAAP financial results. However, management does believe that they will help provide investors with a clearer understanding of the Registrant’s financial performance and offer useful information to both management and investors regarding certain financial and business trends related to our financial condition and results from operations. In addition, management uses these measures for reviewing the financial results for BGC Partners, Inc. and in evaluating its financial performance. Management believes that distributable earnings and the GAAP measures of the Registrant’s financial performance should be considered together.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	BGC Partners, Inc. press release dated May 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: May 7, 2008	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman and Co-Chief Executive Officer